GUARDIAN 8

ENHANCED NON-LETHAL DEFENSE




Patrol 2



PRO V2

SAFE HARBOR

This presentation has been prepared by the company and includes information from other sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. This presentation may contain summaries of the terms of certain documents and agreements, but reference is made to the actual documents and agreements for the complete information contained therein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice.

This presentation contains statements, estimates and projections with respect to the anticipated future performance of the Company that may be deemed to be "forward-looking statements." These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of the Company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales of assets, capital expenditures, or statements expressing general optimism about future operating results) are forward-looking statements. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond the Company's control.

In the future the Company may not be profitable and the securities offered by the Company may, ultimately, have little value. At the present time, there is a very limited market for the Company's common stock on the Over-the-Counter Quotation Bureau under the symbol "GRDH".

This is not an offering of securities. Any such offer must be accompanied by an Offering document.

Stock Profile

GRDH (OTCQB)
Compiled on 1.4.16 (Yahoo! Finance)

Closing Price: $0.03
52 Week High: $0.62
52 Week Low: $0.01
Shares Outstanding: 68,238,091
Avg. Daily Trade Volume: average 93,952
Enterprise Value: $1.8M

Current on all SEC filings

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

Why We Created the Pro V2

People need options for personal defense because crimes happen everywhere, to anyone at any time.

2014 Crime Stats (FBI Crime Data)

1.2M violent crimes
8.3M property crimes
1.4M non-fatal crimes in schools
2.1M incidents of workplace violence

We've created an award-winning tool for a global 50 Billion Dollar personal defense market.

Introducing the Pro V2



record & playback for alerting message
USB port
ambidextrous call button
trigger
strobe light
laser spotter
alerting siren
digital camera
OC/pepper spray
stream port
PRO V2

We are addressing the shortage of specialized tools designed for a Security Guard's defensive role by creating a new product category called Enhanced Non-Lethal (ENL).

Introducing the Pro V2

An Enhanced Non-Lethal device is one that combines two or more non-lethal functions with a two-way communication platform.


illuminated sights
status indicators
on/off switch
ambidextrous arming switch
speaker
battery release
rechargeable battery with capacity gauge

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

Patent – Key Differentiators

Guardian 8 has five issued patents.

- Utility patent covers the method used to integrate Bluetooth™ into the product.
- Two design patents: One covers the original product and the second covers the Pro V2. The Pro V2 design patent is also covered by the European agency which is the equivalent of the US patent office.
- Two design patents are related to the 2-stage trigger mechanism and the spray pathway improvements.
- Pro V2 is the only ENL device tuned specifically to the defensive role of a security officer (as opposed to the offensive, tactical role of police).
- No current competitor in the market.
- Fills huge gap between unarmed and lethal.

Value Proposition

- Reduces liability & mitigates risk
- Provides an intermediate force option between lethal and unarmed
- Reduces litigation exposure
- New, non-lethal cost effective option for self-defense

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

Management Team



Steve Cochennet, Chairman, CEO

Founding CEO & investor in GRDH.

Former Federal Reserve analyst; participated in Digital Ally dashboard camera launch.

Former Chairman of publicly-traded EnerJex Resources and Utilicorp Executive.



Kathy Hanrahan, Board member, Interim CFO

Former President , CFO and COO of TASER International

Shaped the growth of TASR from just under $2.0 million to >$100 million.

Board Member: Ariz.-based Meridian Bank, N.A. with $1 billion+ in assets.



Will Grove, VP of Finance

30+ year financial veteran with financial management positions at Rockwell International, former CFO for a $47M auto dealership, Controller for Thyssenkrupp Access Corp., and both public accounting and financial consulting experience.



Jose Rojas, VP Customer Support

Former VP of Customer Service & Technical Support at TASER® International, involved with launch of 12 new products; responsibility for manufacturing and fulfillment of TASER products in Mexico.

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

Management Team



Gary Kuty, VP of Sales

Founded Kuty & Associates, LLC and oversaw consulting and training operations in Dayton and Las Vegas. Well-respected author on corporate security matters. 40 year veteran of the police and security industries.



Corey Lambrecht, Board Member

Former Executive VP at Smith & Wesson [NYSE: SWHC]

Demonstrated ability to create shareholder appreciation by driving business results.

Total public market landscape (OTCBB, AMEX, and NASDAQ) experience from pre-IPO, and exchange up-listing.



Jody Brill, Lead Engineer

Hardware development engineer and technical lead, formerly Mitel Networks; skilled in system architecture, development of telecom and VoIP products, design, debugging, systems integration and manufacturing interface.

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

Top 5 Markets for Pro V2

Hospitals

K - 12 Schools

University Campuses

Contract Security Providers

Hospitality and Entertainment

Size of Target Markets

21M

Security professionals globally

1.8M

Security officers working for U.S. security providers

2.5M+

Unarmed police globally

100K+

Public schools in the U.S.

5,700+

Hospitals in the U.S.

The overall Domestic and International markets are larger for Guardian 8.

Size of U.S. Law Enforcement Market: 900,000

TASER's market share of U.S. Law Enforcement Market: 80%

TASER's 2014 revenue: $164M

2014

DELIVERED on our year 1 go-to-market plan:

- 100% of board members and executive management are stockholders.
- $7M convertible debt closed June 2014.
- Completed a 10,000 unit production run.
- Focused on 5 initial markets and working with 105 pilot accounts as of Jan. 2015.
- Certified 160 Pro V2 Instructors within these pilot account companies.

2015 Snapshot

U.S. SECTORS EVALUATING PRO V2

Hospitals
K - 12 Schools
University Campuses
Contract Security Providers
Hospitality and Entertainment

SECURITY ACROSS THE GLOBE:

- Police are essentially unarmed security officers
- Military are the "police"

Security providers **gain a competitive advantage** offering ENL Pro V2, increasing billable rate up to 25% per hour with only a $0.065 hour cost.

INTERNATIONAL INTEREST

UAE-GCC	Canada
Colombia	Argentina
Peru	Guatemala
MENA	United Kingdom

International Distribution Agreements in Place in:

Russia
Romania
Mexico
Costa Rica
Panama
Ecuador
Uruguay
South Korea

FAST EMERGING

Hospitals
K-12 Schools
Universities
Hospitality and Casinos
Sports Venues

What's Driving Interest:

- Sensitivity to use-of-force issues.
- Awareness of need for safer response options.
- Desire to reduce company liability/ risk exposure

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

Emerging Consumer Sector

Consumer product initial study completed. Product prototypes, including wearable tech, are under consideration.



GLOBALLY
Homeowners
Real Estate Agents
Cab/Bus Drivers
College Students
Teachers
Convenience Store clerks
Retail operators
Gas Station operators
Housewives/Stay-at-home Moms
Daycare center operators

Anyone who is interested in non-lethal personal protection.

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE

Questions?

See a demo video and learn more at Guardian8.com

ASIS 11 accolades
Security's Best Winner

Campus Safety BEST 2014 WINNER

Phoenix Business Journal

10 Companies to Watch

GUARDIAN 8
ENHANCED NON-LETHAL DEFENSE